UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)        December 28, 2006
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                          MORGAN STANLEY CAPITAL I INC.

             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                    333-130684-20                13-3291626
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(State or Other Jurisdiction          (Commission               (IRS Employer
of Incorporation)                     File Number)           Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                                 10036
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code      (212) 761-4700
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
---------  -------------------------------------------

On December 28, 2006, a pooling and servicing agreement dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), was entered into by and among Morgan Stanley Capital I Inc., as depositor (the "Registrant"), Wells Fargo Bank, National Association, as master servicer and securities administrator (the "Master Servicer"), and LaSalle Bank National Association as trustee (the "Trustee") and as custodian. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled Morgan Stanley Mortgage Loan Trust 2006-17XS (the "MSM 2006-17XS Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2006-17XS (the "Certificates"). Certain classes of the Certificates, designated as Class A-1, Class A-2-A, Class A-2-B, Class A-2-W, Class A-3-A, Class A-3-B, Class A-4, Class A-5-W, Class A-6, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130684). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of December 21, 2006 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The remaining classes of the Certificates, designated as Class OC and Class P (collectively, the "Privately Offered Certificates"), were sold to the Underwriter pursuant to a certificate purchase agreement dated as of December 28, 2006 (the "Certificate Purchase Agreement").

     The mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of December 1, 2006 (the "MSMCI Mortgage Loan Purchase Agreement"). Certain of the mortgage loans were acquired by MSMCI from American Home Mortgage Corp. ("American Home") as seller pursuant to a mortgage loan purchase agreement dated as of June 1, 2006, as amended by the Assignment, Assumption and Recognition Agreement dated as of December 1, 2006 among the Registrant, MSMCI, American Home and the Trustee (collectively, the "American Home Purchase Agreements"). Certain of the mortgage loans were acquired by MSMCI from GreenPoint Mortgage Funding, Inc. ("GreenPoint") pursuant to a mortgage loan purchase agreement dated as of June 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement, dated as of December 1, 2006 (collectively, the "GreenPoint Purchase Agreements"). The remaining mortgage loans backing the Publicly-Offered Certificates were acquired by MSMCI via mortgage loan purchase agreements with originators from each of whom MSMCI purchased mortgage loans that constitute 10% or less of the total pool of MSM Mortgage Loans (the "Underlying Purchase Agreements" and along with the American Home Purchase Agreements and GreenPoint Purchase Agreements, the "Purchase Agreements").

     Each of the Purchase Agreements contains representations and warranties made by the related seller (American Home, GreenPoint or an originator whose loans constitute less than 10%

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

of the total pool of MSM Mortgage Loans) to MSMCI and to the Depositor with respect to the Mortgage Loans sold by such seller to MSMCI.

     The MSMCI Mortgage Loan Purchase Agreement contains representations and warranties made by MSMCI to the Depositor with respect to the Mortgage Loans sold by MSMCI to the Depositor.

     Certain of the mortgage loans for which the Depositor owns the servicing rights are serviced by GMAC Mortgage, LLC ("GMAC LLC") pursuant to a servicing agreements dated as of January 1, 2006, as amended by an Assignment, Assumption and Recognition Agreement, dated as of December 1, 2006 (collectively, the "GMAC LLC Servicing Agreements"). The remaining loans are serviced by the respective originators from whom the loans were purchased, pursuant to the terms of the respective Purchase Agreements by which the loans were purchased.

     On December 28, 2006, an insurance agreement dated as of December 1, 2006 (the "Insurance Agreement"), was entered into by and among MSCI, MSMCI, the Master Servicer, the Trustee and MBIA Insurance Corporation, as insurer ("MBIA"). The Insurance Agreement was entered into for the purpose of issuing a certificate guaranty insurance policy by MBIA with respect to the Class A-2-W and Class A-5-W Certificates.

     Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a Prospectus Supplement filed on December 26, 2006 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-130684, for the MSM Mortgage Loan Trust 2006-17XS. The description of those agreements, together with other purchase and servicing agreements identified in that filing, are hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement, the Mortgage Loan Purchase Agreement, the Purchase and Servicing Agreements, the Insurance Agreement and certain other agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the MSM Mortgage Loan Trust 2006-17XS.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 3, 2007


                                            MORGAN STANLEY CAPITAL I INC.


                                            By:  /s/ Valerie Kay
                                                --------------------------------
                                            Name:  Valerie Kay
                                            Title: Executive Director

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